Exhibit 10.2

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this “Agreement”), dated as of November 9, 2007, is by and among Sentinel Emergency Response Technology, Inc., a Nevada corporation (“Company”), and AJW Partners, LLC; AJW Offshore, LLC; AJW Qualified Partners, LLC; New Millennium Capital Partners II, LLC; Alpha Capital Aktiengesellschaft; Harborview Master Fund LP and DKR Soundshore Oasis Holding Fund Ltd. and their respective endorsees, transferees and assigns (collectively, the “Secured Party”).

W I T N E S S E T H:

WHEREAS, pursuant to an Assignment, Assumption and Consent Agreement, dated the date hereof, between Company and the Secured Party (the “Assignment Agreement”), Company has agreed to issue to the Secured Party and the Secured Party has agreed to purchase from Company certain of Company’s Convertible Notes (as defined in the Assignment Agreement), Deferred Convertible Note (as defined in the Assignment Agreement) and Loan Notes (as defined in the Assignment Agreement) (collectively, the “Notes”), which are convertible into shares of Company’s common stock, par value $.001 per share (the “Common Stock”); and

WHEREAS, in connection with the transactions contemplated by the Assignment Agreement, Company has agreed to execute and deliver to the Secured Party this Agreement for the benefit of the Secured Party and to grant to it a security interest in certain property of Company to secure the prompt payment, performance and discharge in full of all of Company’s obligations under the Notes.

NOW, THEREFORE, in consideration of the agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.

Certain Definitions.  As used in this Agreement, the following terms shall have the meanings set forth in this Section 1.  Terms used but not otherwise defined in this Agreement that are defined in Article 9 of the UCC (such as “general intangibles” and “proceeds”) shall have the respective meanings given such terms in Article 9 of the UCC.

(a)

“Collateral” means the collateral in which the Secured Party is granted a security interest by this Agreement and which shall include the following, whether presently owned or existing or hereafter acquired or coming into existence, and all additions and accessions thereto and all substitutions and replacements thereof, and all proceeds, products and accounts thereof, including, without limitation, all proceeds from the sale or transfer of the Collateral and of insurance covering the same and of any tort claims in connection therewith:

(i)

All Goods of Company, including, without limitation, all machinery, equipment, computers, motor vehicles, trucks, tanks, boats, ships, appliances, furniture, special and general tools, fixtures, test and quality control devices and other equipment of every kind and nature and wherever situated, together with all documents of title and documents representing the same, all additions and accessions thereto, replacements therefor, all parts therefor, and all substitutes for any of the foregoing and all other items used and useful in connection with Company’s businesses and all improvements thereto (collectively, the “Equipment”); and

(ii)

All Inventory of Company; and

(iii)

All of Company’s contract rights and general intangibles, including, without limitation, all partnership interests, stock or other securities, licenses, distribution and other agreements, computer software development rights, leases, franchises, customer lists, quality control procedures, grants and rights, goodwill, trademarks, service marks, trade styles, trade names, patents, patent applications, copyrights, deposit accounts, and income tax refunds (collectively, the “General Intangibles”); and

(iv)

All Receivables of Company including all insurance proceeds, and rights to refunds or indemnification whatsoever owing, together with all instruments, all documents of title representing any of the foregoing, all rights in any merchandising, goods, equipment, motor vehicles and trucks which any of the same may represent, and all right, title, security and guaranties with respect to each Receivable, including any right of stoppage in transit; and

(v)

All of Company’s documents, instruments and chattel paper, files, records, books of account, business papers, computer programs and the products and proceeds of all of the foregoing Collateral set forth in clauses (i)-(iv) above.

(b)

 “Obligations” means all of Company’s obligations under this Agreement and the Notes, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later decreased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from the Secured Party as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

(c)

“UCC” means the Uniform Commercial Code, as currently in effect in the State of New York.

(d)

“Permitted Liens” means (i) mechanics', materialmen's and similar liens, (ii) liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith through appropriate proceedings, (iii) purchase money liens and liens securing rental payments under capital lease arrangements, (iv) other liens arising in the ordinary course of business and not incurred in connection with the borrowing of money, (v) any mortgage, pledge, lien, encumbrance, charge or other security interest arising prior to the date of this Agreement, or (vi) leases and licenses in the ordinary course of business.

2.

Grant of Security Interest.  As an inducement for the Secured Party to purchase the Notes and to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, subject to Permitted Liens, Company hereby, unconditionally and irrevocably, pledges, grants and hypothecates to the Secured Party, a continuing security interest in, a continuing first lien upon, an unqualified right to possession and disposition of and a right of set-off against, in each case to the fullest extent permitted by law, all of Company’s right, title and interest of whatsoever kind and nature in and to the Collateral (the “Security Interest”).

3.

Representations and Warranties of Company.  Company represents and warrants to Secured Party that the statements contained in this §3 are correct and complete as of the date of this Agreement, and covenants and agrees with, the Secured Party as follows:

(a)

Company has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Company, enforceable in accordance with its terms and conditions, except that such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors’ rights generally and is subject to general principals of equity.

(b)

Company has no place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants) or places where Collateral is stored or located, except as set forth on Schedule A attached hereto;

(c)

Subject to Permitted Liens, Company’s right, title and interest of whatsoever kind and nature in and to the Collateral is free and clear of any liens, security interests, encumbrances, rights or claims.  Subject to Permitted Liens, Company has the authority to grant the Security Interest in, and to pledge, the Collateral.  Subject to Permitted Liens, there is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Party pursuant to this Agreement) naming Buyer as debtor and covering or affecting any of the Collateral.

(d)

No written claim has been received by Company claiming that any Collateral or Company’s use of any Collateral violates the rights of any third party.  There has been no adverse decision to Company’s claim of ownership rights in or exclusive rights to use the Collateral in any jurisdiction, and there is no proceeding involving Company’s ownership rights pending or, to the knowledge of Company, threatened before any court, judicial body, administrative or regulatory agency, arbitrator or other governmental authority.

(e)

The provisions of this Agreement create in favor of Secured Party a security interest in the Collateral.  Upon the due filing of Form UCC-1 Financing Statements with the with the jurisdictions indicated on Schedule B attached hereto (the “Jurisdictions”), the security interest of Secured Party in the personal property Collateral will be perfected to the extent that a security interest in the Collateral can be perfected under the UCC (including the Uniform Commercial Code of any jurisdiction in which any Collateral is then located) by the filing of a UCC-1 financing statement (“Form UCC-1’s”) in the Jurisdictions.

(f)

Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Company is a party or by which it is bound or to which any of its assets is subject. Other than the filing of the Patent Assignment (as defined in the Assignment Agreement) with the USPTO (as defined in the Assignment Agreement) and the filing of the Form UCC-1’s in the Jurisdictions, Company does not need to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the parties to consummate the transactions contemplated by this Agreement.

4.

Covenants and Agreements of Company.  Company covenants and agrees with the Secured Party as follows:

(a)

Company shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and its Collateral at the locations set forth on Schedule A attached hereto and may not relocate such books of account and records or tangible Collateral unless it delivers to the Secured Party at least 30 days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Party, subject to Permitted Liens, valid, perfected and continuing first priority liens in the Collateral.

(b)

At the reasonable request of the Secured Party, Company will sign and deliver to the Secured Party one or more financing statements pursuant to the UCC (or any other applicable statute) in form reasonably satisfactory to the Secured Party and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Party to be, necessary to effect the rights and obligations provided for herein.

(c)

Subject to Permitted Liens and other than in the ordinary course of business, Company will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral without the prior written consent of the Secured Party.

(d)

Company shall keep and preserve its Equipment, Inventory and other tangible Collateral in good condition, repair and order, subject to normal wear and tear.

(e)

Company shall, within ten (10) days of obtaining knowledge thereof, advise the Secured Party, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event which would have a material adverse effect on the value of the Collateral or on the Secured Party’s security interest therein.

(f)

Company shall promptly execute and deliver to the Secured Party such further deeds, mortgages, assignments, security agreements, financing statements or other instruments, documents, certificates and assurances and take such further action as the Secured

Party may from time to time reasonably request to perfect, protect or enforce the Security Interest, substantially in a form reasonably acceptable to the Secured Party.

(g)

Company shall permit the Secured Party and its representatives and agents to inspect the Collateral upon reasonable prior notice and during business hours, and to make copies of records pertaining to the Collateral as may be requested by the Secured Party from time to time.

(h)

Company will take all commercially reasonable steps necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

5.

Defaults.  The following events shall be “Events of Default”:

(a)

The occurrence of an Event of Default (as defined in the Notes) under the Notes;

(b)

Any representation or warranty of Company in this Agreement shall prove to have been incorrect in any material respect when made and the breach of which has (or with the passage of time will have) a material adverse effect on the rights of the Secured Party with respect to this Agreement; or

(c)

Company breaches any material covenant, and such breach continues for a period of ten (10) days after written notice thereof to Company from the Secured Party.

6.

Duty To Hold In Trust.  Upon the occurrence and during the continuation of any Event of Default, Company shall, upon receipt by it of any revenue, income or other sums subject to the Security Interest, whether payable pursuant to the Notes or otherwise, or of any check, draft, note, trade acceptance or other instrument evidencing an obligation to pay any such sum, hold the same in trust for the Secured Party and shall forthwith endorse and transfer any such sums or instruments, or both, to the Secured Party for application to the satisfaction of the Obligations.

7.

Rights and Remedies Upon Default.  Upon the occurrence and during the continuation of any Event of Default, the Secured Party shall have the right to exercise all of the remedies conferred hereunder and under the Notes, and the Secured Party shall have all the rights and remedies of a secured party under the UCC and/or any other applicable law (including the Uniform Commercial Code of any jurisdiction in which any Collateral is then located).  Without limitation, the Secured Party shall have the following rights and powers:

(a)

The Secured Party shall have the right to take possession of the Collateral and, for that purpose, enter, with the aid and assistance of any person, any premises where the Collateral, or any part thereof, is or may be placed and remove the same, and Company shall assemble the Collateral and make it available to the Secured Party at places which the Secured Party shall reasonably select, whether at Company’s premises or elsewhere, and make available to the Secured Party, without rent, all of Company’s respective premises and facilities for the purpose of the Secured Party taking possession of, removing or putting the Collateral in saleable or disposable form.

(b)

The Secured Party shall have the right to operate the business of Company using the Collateral and shall have the right to assign, sell, lease or otherwise dispose of and deliver all or any part of the Collateral, at public or private sale or otherwise, either with or without special conditions or stipulations, for cash or on credit or for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Secured Party may deem commercially reasonable, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon or notice to Company or right of redemption of Company, which are hereby expressly waived.  Upon each such sale, lease, assignment or other transfer of Collateral, the Secured Party may, unless prohibited by applicable law which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, right of redemption and equities of Company, which are hereby waived and released.

8.

Applications of Proceeds.  The proceeds of any such sale, lease or other disposition of the Collateral hereunder shall be applied first, to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like (including, without limitation, any taxes, fees and other costs incurred in connection therewith) of the Collateral, to the reasonable attorneys’ fees and expenses incurred by the Secured Party in enforcing its rights hereunder and in connection with collecting, storing and disposing of the Collateral, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Secured Party shall pay to Company any surplus proceeds.  If, upon the sale, license or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Secured Party is legally entitled, Company will be liable for the deficiency, together with interest thereon, at the rate of 15% per annum (the “Default Rate”), and the reasonable fees of any attorneys employed by the Secured Party to collect such deficiency.  To the extent permitted by applicable law, Company waives all claims, damages and demands against the Secured Party arising out of the repossession, removal, retention or sale of the Collateral, unless due to the gross negligence or willful misconduct of the Secured Party.

9.

Costs and Expenses.

Company agrees to pay all out-of-pocket fees, costs and expenses incurred in connection with any filing required hereunder, including without limitation, any financing statements, continuation statements, partial releases and/or termination statements related thereto or any expenses of any searches reasonably required by the Secured Party.  Company shall also pay all other claims and charges which in the reasonable opinion of the Secured Party might prejudice, imperil or otherwise affect the Collateral or the Security Interest.  Company will also, upon demand, pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Secured Party may incur in connection with (i) the enforcement of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, or (iii) the exercise or enforcement of any of the rights of the Secured Party under the Notes.  Until so paid, any fees payable hereunder shall be added to the principal amount of the Notes and shall bear interest at the Default Rate.

10.

Responsibility for Collateral.  Company assumes all liabilities and responsibility in connection with all Collateral, and the obligations of Company hereunder or under the Notes shall in no way be affected or diminished by reason of the loss, destruction, damage or theft of any of the Collateral or its unavailability for any reason.

11.

Security Interest Absolute.  All rights of the Secured Party and all Obligations of Company hereunder, shall be absolute and unconditional, irrespective of: (a) any lack of validity or enforceability of this Agreement, the Notes or any agreement entered into in connection with the foregoing, or any portion hereof or thereof; (b) any change in the time, manner or place of payment or performance of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Notes or any other agreement entered into in connection with the foregoing; (c)  any exchange, release or nonperfection of any of the Collateral, or any release or amendment or waiver of or consent to departure from any other collateral for, or any guaranty, or any other security, for all or any of the Obligations; (d) any action by the Secured Party to obtain, adjust, settle and cancel in its sole discretion any insurance claims or matters made or arising in connection with the Collateral; or (e) any other circumstance which might otherwise constitute any legal or equitable defense available to Company, or a discharge of all or any part of the Security Interest.  Until the Obligations shall have been paid and performed in full, the rights of the Secured Party shall continue even if the Obligations are barred for any reason, including, without limitation, the running of the statute of limitations or bankruptcy.  Company expressly waives presentment, protest, notice of protest, demand, notice of nonpayment and demand for performance.  In the event that at any time any transfer of any Collateral or any payment received by the Secured Party hereunder shall be deemed by final order of a court of competent jurisdiction to have been a voidable preference or fraudulent conveyance under the bankruptcy or insolvency laws of the United States, or shall be deemed to be otherwise due to any party other than the Secured Party, then, in any such event, Company’s obligations hereunder shall survive cancellation of this Agreement, and shall not be discharged or satisfied by any prior payment thereof and/or cancellation of this Agreement, but shall remain a valid and binding obligation enforceable in accordance with the terms and provisions hereof.  Company waives all right to require the Secured Party to proceed against any other person or to apply any Collateral which the Secured Party may hold at any time, or to marshal assets, or to pursue any other remedy.  Company waives any defense arising by reason of the application of the statute of limitations to any obligation secured hereby.

12.

Term of Agreement.  This Agreement and the Security Interest shall terminate on the date on which all payments under the Notes have been made in full and all other Obligations have been paid or discharged.  Upon such termination, Company shall have the authority to file any termination statement with respect to any financing statement executed and filed pursuant to this Agreement.

13.

Power of Attorney; Further Assurances.

(a)

Company authorizes the Secured Party, and does hereby make, constitute and appoint it, and its respective officers, agents, successors or assigns with full power of substitution, as Company’s true and lawful attorney-in-fact, with power, in its own name or in the name of Company, to, after the occurrence and during the continuance of an Event of Default, (i) endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party; (ii) sign and endorse any UCC financing statement or any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to the Collateral; (iii) pay or discharge taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (iv) demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (v) generally, do, at the option of the Secured Party, and at Company’s expense, at any time, or from time to time, all acts and things which the Secured Party deems reasonably necessary to protect, preserve and realize upon the Collateral and the Security Interest in order to effect the intent of this Agreement and the Notes, all as fully and effectually as Company might or could do; and Company hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

(b)

On a continuing basis, Company will make, execute, acknowledge, deliver, file and record, as the case may be, in the proper filing and recording places in any jurisdiction, including, without limitation, the Jurisdictions, all such instruments, and take all such action as may be deemed reasonably necessary, or as reasonably requested by the Secured Party, to perfect the Security Interest and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to the Secured Party the grant or perfection of a security interest in all the Collateral.

(c)

Company hereby irrevocably appoints the Secured Party as Company’s attorney-in-fact, with full authority in the place and stead of Company and in the name of Company, from time to time in the Secured Party’s discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including the filing, in its sole discretion, of one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Company where permitted by law.

14.

Notices.  All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by facsimile, upon receipt of proof of sending thereof, (iii) if sent by nationally recognized overnight delivery service (receipt requested), the next business day or (iv) if mailed by first-class registered or certified mail, return receipt requested, postage prepaid, four (4) days after posting in the U.S. mails, in each case if delivered to the following addresses:

If to Company:

Sentinel Emergency Response Technology, Inc.

4439 Castle Court Place

Houston, Texas  77006

Attn:  David Smith

          President

Facsimile No.:  (713) 522-1289

With a copy to:

Hensley Kim & Holzer, LLC

1660 Lincoln Street

Suite 3000

Denver, Colorado  80264

Attn:  Darren R. Hensley, Esq.

Facsimile No.:  (720) 377-0777

If to the Secured Party:

Alpha Capital Aktiengesellschaft

Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein

Attn:  ____________________

Facsimile No.:  __________________

Harborview Master Fund LP

850 Third Avenue Suite 1801
New York, NY 10022

Attn:  ____________________

Facsimile No.:  __________________

DKR Soundshore Oasis Holding Fund Ltd

c/o DKR Capital Partners, L.P.
1281 East Main Street
Stamford, CT 06902

Attn:  ____________________

Facsimile No.:  __________________

AJW Qualified, LLC

AJW Offshore, Ltd

AJW Partners, LLC

New Millennium Capital Partners, LLC

1044 Northern Boulevard
Suite 302
Roslyn, New York 11576

Attn:  ____________________

Facsimile No.:  __________________

With a copy to:

[address and contact information]

15.

Other Security.  To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other person, firm, corporation or other entity, then the Secured Party shall have the right, in its sole discretion, to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Secured Party’s rights and remedies hereunder.

16.

Miscellaneous.

(a)

No course of dealing between Company and the Secured Party, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under the Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b)

All of the rights and remedies of the Secured Party with respect to the Collateral, whether established hereby or by the Notes or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c)

This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto.  Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

(d)

In the event that any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable.  If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

(e)

No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(f)

This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

(g)

Each party shall take such further action and execute and deliver such further documents as may be reasonably necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

(h)

This Agreement shall be construed in accordance with the laws of the State of New York, except to the extent the validity, perfection or enforcement of a security interest hereunder in respect of any particular Collateral which are governed by a jurisdiction other than the State of New York in which case such law shall govern.  Each of the parties hereto irrevocably submit to the exclusive jurisdiction of any New York State or United States Federal court sitting in Manhattan county over any action or proceeding arising out of or relating to this Agreement, and the parties hereto hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court.  The parties hereto agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  The parties hereto further waive any objection to venue in the State of New York and any objection to an action or proceeding in the State of New York on the basis of forum non conveniens.

(i)

EACH PARTY HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT.  THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATER OF THIS AGREEMENT, INCLUDING WITHOUT LIMITATION CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH PARTY HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH PARTY WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH PARTY FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS RIGHTS TO A JURY TRIAL FOLLOWING SUCH CONSULTATION.  THIS WAIVER IS IRREVOCABLE, MEANING THAT, NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS AND SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT.  IN THE EVENT OF A LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(j)

This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed on the day and year first above written.

COMPANY:

SENTINEL EMERGENCY RESPONSE TECHNOLOGY, INC.

By:
David Smith President

SECURED PARTY:

ALPHA CAPITAL AKTIENGESELLSCHAFT

By:
Name: Title:

HARBORVIEW MASTER FUND, LP

By:
Name: Title:

DKR SOUNDSHORE OASIS HOLDING FUND LTD.

By:
Name: Title:

AJW PARTNERS, LLC
By:	SMS Group, LLC

By:
Name: Title:	Corey S. Ribotsky Manager

AJW MASTER FUND, LTD.
By:	First Street Manager II, LLC

By:
Name: Title:	Corey S. Ribotsky Manager

AJW OFFSHORE LTD.
By:

By:
Name: Title:	Corey S. Ribotsky Manager

NEW MILLENNIUM CAPITAL PARTNERS, LLC
By:	First Street Manager, LLC

By:
Name: Title:	Corey S. Ribotsky Manager

SCHEDULE A

Principal Place of Business of Company and Locations Where Collateral is Located or Stored:

4439 Castle Court Place

Houston, Texas  77006

SCHEDULE B

Jurisdictions:

Texas

Nevada